SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                          THE SECURITIES ACT OF 1934

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Date of Report (Date of Earliest Event Reported):  May 17, 2000


                          NATIONAL BANKSHARES, INC.
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            (Exact name of Registrant as specified in its charter)


  Virginia                    0-15204                         54-1375874
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(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation )


          P.O. Box 90002
          Blacksburg, Virginia                                24062-9002
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (540) 951-6300














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Item 5    Other Events
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     James G. Rakes, Chairman,  President & CEO of National  Bankshares, Inc.
today announced that the Board of Directors has authorized management to buy up to 50,000 shares of the corporation's stock before December 31, 2000. The stock is to be purchased in open market transactions as management determines
to be  prudent.   Management will  consider a  variety of  factors, including current market conditions, company capital levels, and future opportunities.

     Mr. Rakes explained, "Many community bank stocks, including ours, are trading at their lowest levels in years. Our Board of Directors believes that it is in the long-term best interest of our stockholders to buy back National Bankshares, Inc. stock at its current price."







Date:   May 17, 2000            /s/James G. Rakes
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                                President and
                                Chief Executive Officer

















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